UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 3, 2015

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 3, 2015, Remy International, Inc. (the "Company" or "Remy") entered into a Support Agreement by and among H Partners Management, LLC, H Partners, LP, H Partners Capital, LLC, P H Partners Ltd., H Offshore Fund Ltd., Rehan Jeffer, and Arik Ruchim (collectively, "H Partners Group") pertaining to, among other things, the election of directors to the Company’s Board of Directors (the “Board”) at the Company’s 2015 annual meeting of stockholders (the “2015 Meeting”). The H Partners Group is the Company's largest shareholder. Pursuant to the Support Agreement, subject to conditions, H Partners Group has agreed to certain standstill and voting provisions.

Under the Support Agreement, the Board has agreed to nominate Arik Ruchim, a senior executive of the H Partners Group (the "H Partners Nominee") for election to the Board upon approval by Remy stockholders at the 2015 Meeting. Until the 2015 Meeting, the Company will allow the H Partners Nominee to observe each meeting of the Board and the committees of the Board as non-voting observer ("Observer Rights"). The H Partners Group and the H Partners Nominee have concurrently executed a customary confidentiality agreement. If the H Partners Nominee is elected to serve as a director on the Board at the 2015 Meeting, he will serve as a Class I member of the Board with an initial term expiring at the Company's 2018 annual meeting of stockholders (the “2018 Meeting”) or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The Company will use the same solicitation efforts on behalf of the H Partners Nominee as for all other nominees.

Other elements of the Support Agreement include:

•	With limited exceptions, at no time will H Partners Group, together with its affiliates, own or acquire more than 24.9% of the Company's common stock outstanding.

•
If H Partners Group, together with its affiliates, ceases to beneficially own at least 3% of the Company's common stock outstanding as of the date of the Support Agreement, the Observer Rights shall terminate, the H Partners Nominee shall no longer be entitled to be included in the Company’s slate for election as a director at any annual meeting and, if the H Partners Nominee is then a member of the Board, the H Partners Group shall cause the H Partners Nominee to promptly tender his resignation from the Board and any Committee and subcommittee thereof on which he then sits.

•
H Partners Group, together with its affiliates, agrees not to, among other things, solicit proxies regarding any matter to come before the 2015 Meeting or any subsequent meeting during the term of the standstill obligations in the Support Agreement, including for the election of directors, or enter into a voting agreement or any group with other shareholders with respect to the solicitation of proxies. H Partners Group also agrees to vote their shares in accordance with the Board’s recommendation with respect to nominees to the Board and any matters presented by other shareholders, and in its sole discretion with respect to other matters presented to the shareholders by the Board.

•
Should H Partners Group desire to replace the H Partners Nominee while the Observer Rights are in effect or the H Partners Nominee resign from service from the Board or be rendered unable to serve on the Board for any reason, H Partners Management, LLC shall, with the consent of the Company, be entitled to designate a replacement for the H Partners Nominee, and the Company shall take all necessary action to implement the foregoing as promptly as practicable.

A copy of the Support Agreement is filed with this Current Report on Form 8-K and attached hereto as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Support Agreement is qualified in its entirety by reference to the full text of the Support Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 3, 2015, the Company's Board, upon recommendation from its Nominating and Corporate Governance Committee, appointed John H. Weber, an existing director, to serve as Chairman of the Board and appointed Karl G. Glassman and Charles G. McClure to serve as directors on the Board. Mr. Glassman was designated as a Class II member of the Board to serve an initial term to expire at the Company's 2016 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. Mr. McClure was designated as a Class III member of the Board to serve an initial term to expire at the Company's 2017 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal.

There are no arrangements or understandings between Messrs. Glassman and McClure and any other person pursuant to which they were selected as directors. There are no family relationships between Messrs. Glassman and McClure and any director or executive officer that require disclosure under Item 401(d) of Regulation S-K. Messrs. Glassman and McClure will be entitled to receive director compensation benefits in a similar manner as provided to the Company's other non-employee directors, which are fully described in the Company's definitive proxy statement filed with the SEC on December 2, 2014 (the "Proxy Statement/Prospectus") and incorporated herein by reference. Further, the Company expects to enter into an indemnification agreement with each of Messrs. Glassman and McClure in the form filed as an Exhibit 10.5 of Amendment No. 1 to the Company’s Registration Statement on Form S-4 (Reg. No. 333-199182) which is incorporated herein by reference.

There were no related party transactions, as defined under Item 404(a) of Regulation S-K, to which Messrs. Glassman or McClure or any member of their immediate family were a party.

Also on February 3, 2015, the Company's Board confirmed the members of the Board as follows:

Director	Class With Term Expiring
John H. Weber (Board Chairman)	2015 (Class I)
George P. Scanlon	2015 (Class I)
Lawrence F. Hagenbuch	2016 (Class II)
J. Norman Stout	2016 (Class II)
Karl G. Glassman	2016 (Class II)
Douglas K. Ammerman	2017 (Class III)
John J. Pittas	2017 (Class III)
Charles G. McClure	2017 (Class III)

Audit Committee

The Audit Committee was reconstituted to consist of Douglas K. Ammerman (Chairman of the Audit Committee), Lawrence F. Hagenbuch and J. Norman Stout, each of whom is independent within the meaning of the applicable SEC and NASDAQ Global Select Market rules. The Audit Committee believes that its members are financially literate and are capable of analyzing and evaluating the Company's financial statements. The Company's Board has deemed each of Messrs. Ammerman, Hagenbuch and Stout to be audit committee financial experts as defined under the applicable rules of the SEC.

Compensation Committee

The Compensation Committee was reconstituted to consist of John H. Weber (Chairman of the Compensation Committee), Lawrence F. Hagenbuch and J. Norman Stout. Messrs. Hagenbuch and Stout are independent within the meaning of the applicable SEC and NASDAQ Global Select Market rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was reconstituted to consist of J. Norman Stout (Chairman of the Nominating and Corporate Governance Committee), Karl G. Glassman and Charles G. McClure, each of whom is independent within the meaning of the applicable SEC and NASDAQ Global Select Market rules.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

In accordance with the Support Agreement, the Board deemed it advisable and in the best interests of the Company to amend and restate the Company's Amended and Restated Bylaws to extend the director notice requirements for special meetings and adjourned meetings from twenty-four (24) hours to forty-eight (48) hours (the "Second Amended and Restated Bylaws"). A copy of the Company's Second Amended and Restated Bylaws are attached hereto as Exhibit 3.3 and incorporated herein by reference.

Item 8.01 Other Events

On February 4, 2015, the Company issued a press release announcing the appointment of Mr. Weber as Chairman of the Board and the appointment of each of Messrs. Glassman and McClure to the Company's Board of Directors, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
3.3	Second Amended and Restated Bylaws of Remy International, Inc.
10.1	Support Agreement, dated as of February 3, 2015, by and among H Partners Group and Remy International, Inc.
10.5
Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 of Amendment No. 1 to the Registration Statement on Form S-4 of Remy International, Inc. (f/k/a New Remy Holdco Corp), filed on November 12, 2014.)

99.1	Press release, dated February 4, 2015, issued by Remy International, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: February 4, 2015	By:	/s/ John J. Pittas
	Name:	John J. Pittas
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.3	Second Amended and Restated Bylaws of Remy International, Inc.
10.1	Support Agreement, dated as of February 3, 2015, by and among H Partners Group and Remy International, Inc.
10.5
Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 of Amendment No. 1 to the Registration Statement on Form S-4 of Remy International, Inc. (f/k/a New Remy Holdco Corp), filed on November 12, 2014.)

99.1	Press release, dated February 4, 2015, issued by Remy International, Inc.